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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

       Supplement dated April 28, 2008 to PROSPECTUS dated April 28, 2008

This Supplement applies to a VENTURE(R) OPPORTUNITY A SHARE prospectus dated April 28, 2008 for variable annuity contracts ("Contracts") issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

CONTRACTS NOT AVAILABLE IN NEW YORK

The VENTURE(R) OPPORTUNITY A SHARE Contract is not currently offered in New York State.

John Hancock Life Insurance Company (U.S.A) offers VENTURE(R) OPPORTUNITY A SHARE variable annuity Contracts outside the state of New York where approved by local state insurance regulatory agencies. You should disregard all references in the prospectus to John Hancock Life Insurance Company of New York and John Hancock Life Insurance Company of New York Separate Account A.

You should read this Supplement together with the prospectus for the Contract you purchase, and retain both for future reference. If you would like another copy of the prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the prospectus.

Venture(R) Opportunity A Share

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